EXHIBIT 10.15

                      CANCELLATION OF GUARANTY, WARRANTS
                       AND REGISTRATION RIGHTS AGREEMENT

      THIS CANCELLATION OF GUARANTY, WARRANTS AND REGISTRATION RIGHTS AGREEMENT (this "CANCELLATION") is entered into as of September 6, 1996, among TEXOIL COMPANY, a Tennessee corporation ("COMPANY"), TEXOIL, INC., a Nevada corporation ("PARENT"), and T. W. HOEHN, JR., T. W. HOEHN, III, JOE C. RICHARDSON, JR., TRUSTEE, U/D/T 5-17-91, as Amended, and WILLIAM F. SEAGLE (collectively, the "PURCHASERS").

                                   RECITALS

      A. Parent entered into the following documents with Purchasers, each dated as of May 6, 1996 (the "FINANCING DOCUMENTS"):

            1. Agreements of Purchase and Sale between Parent and, respectively, each of the Purchasers;

            2. 12% Convertible Promissory Notes in the aggregate original principal amount of $1,100,000 issued by Parent, respectively, to each of the Purchasers in various amounts and which were convertible into shares of Parent's common stock at a conversion price of $0.80 per share (collectively, the "NOTES");

            3. Warrants to Purchase Common Stock of Parent issued to the Purchasers under which Parent authorized the sale of warrants to purchase 1,100,000 shares of common stock of Parent at an initial exercise price of $1.3125, with such Warrants expiring five years after their date (the "WARRANTS"); and

            4. Registration Rights Agreement between Parent and the Purchasers under which Parent granted the Purchasers, collectively and not individually, certain registration rights in respect of the shares of common stock purchasable under the Warrants or upon conversion of the amounts due under the Notes (the "REGISTRATION RIGHTS AGREEMENT").


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                                                        Exhibit 10.15 - Page 1

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      B. The Company, a wholly-owned subsidiary of Parent, executed a Guaranty dated as of May 6, 1996, for the benefit of the Purchasers, guaranteeing the obligations of the Parent under the Finance Documents (the "GUARANTY").

      C. The Company has received a new financing commitment under which it will issue notes to RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV, each a Delaware limited partnership (the "RIMCO FINANCING").

      D. The Company, Parent and Purchasers agree that the RIMCO Financing is in the best interest of the Company and the Parent, and the Purchasers have agreed to restructure the financial commitments of the Parent and the Company to the Purchasers under the Finance Documents to facilitate the RIMCO Financing. Company, Parent, and Purchasers have agreed to cancel the Guaranty, Warrants and Registration Rights Agreement.

      E. Such cancellation is part of the restructure of the Financing Documents and is a condition of the RIMCO Financing.

                                  AGREEMENTS

      NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company, Parent and Purchasers agree as follows:

      1. No rights have been exercised by any party under the Guaranty, Warrants or Registration Rights Agreement as of the date of this Cancellation.

      2. The Purchasers hereby cancel the Guaranty and Company shall have no obligations or liability thereunder.

      3. The Purchasers hereby cancel the Warrants and Parent shall have no obligations or liability thereunder.

      4. The Parent and the Purchasers hereby cancel the Registration Rights Agreement and neither the Parent nor the Purchaser shall have any right, obligation or liability thereunder.

      5. Concurrent with the execution of this Cancellation, Purchasers shall deliver the Guaranty to Company and the Warrants and Registration Rights Agreement to Parent.

      6. Purchasers hereby release any and all liens and security interests in and to the property and assets of Parent and Company (the "COLLATERAL").

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      7. Purchasers consent to the release of all liens and security interests in the Collateral by First Interstate Bank of Texas or Wells Fargo.



                        [SIGNATURES ON FOLLOWING PAGE.]



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                                                        Exhibit 10.15 - Page 3

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      EXECUTED as of the date set forth above.

                                                PURCHASERS:


                              /S/ T. W. HOEHN, JR.
                                T. W. HOEHN, JR.


                              /S/ T. W. HOEHN, III
                                T. W. HOEHN, III


                              /S/ JOE C. RICHARDSON, JR., TRUSTEE
                              JOE C. RICHARDSON, JR., TRUSTEE
                            U/D/T 5-17-91, AS AMENDED


                              /S/ WILLIAM F. SEAGLE
                                WILLIAM F. SEAGLE


AGREED AND ACCEPTED:

TEXOIL, INC., A NEVADA CORPORATION
TEXOIL COMPANY, A TENNESSEE CORPORATION


By:   /S/ RUBEN MEDRANO
      Ruben Medrano
      President of each of the foregoing corporations


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                                                        Exhibit 10.15 - Page 4